SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 28, 2003

Max Re Capital Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda	000-33047	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ascot House, 28 Queen Street, Hamilton HM 11, Bermuda
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (441) 296-8800

ITEM 5.    Other Events and Required FD Disclosure

On January 28, 2003, the Registrant issued a news release filed herewith as Exhibit 99.1, which is incorporated by reference herein.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits

99.1	News Release of Max Re Capital Ltd., dated January 28, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Re Capital Ltd. (Registrant)

Date: January 30, 2003	/S/ ROBERT J. COONEY Name: Robert J. Cooney Title: President and Chief Executive Officer

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